UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) March 6, 2023
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NERDY INC.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-39595 (Commission File Number)	98-1499860 (I.R.S. Employer Identification No.)
	101 S. Hanley Rd., Suite 300 St. Louis, MO	63105
	(address of principal executive offices)	(zip code)
(314) 412-1227
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	NRDY	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NRDY-WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Heidi Robinson, the Company’s Chief Product Officer who also effectively led the Company’s human resources and recruiting functions, will be departing the Company. Ms. Robinson will continue to provide services to the Company as a consultant through December 31, 2023 to assist the Company with the transition of her responsibilities. Effective March 6, 2023, Ms. Robinson is no longer an executive officer.
Ms. Robinson entered into an agreement (the “Consulting Agreement”) on March 10, 2023 regarding her consulting relationship with the Company, which amends and supersedes the terms of her executive services agreement with the Company (other than those that survive by their terms), whereby she will, subject to the terms and conditions set forth in the Consulting Agreement, (a) be able to receive a consulting fee equal to her current base salary until December 31, 2023, (b) remain eligible through May 15, 2023 to receive continued vesting of 32,375 unvested units of Nerdy LLC (and 32,375 corresponding shares of the Company’s Class B common stock) and 93,568 restricted stock units that had been previously granted to her, in accordance with the term of her Consulting Agreement with the Company, and (c) forfeit 855,043 restricted stock units, and 101,908 unvested units in Nerdy LLC (and 101,908 corresponding shares of the Company’s Class B common stock). The underlying security of unvested restricted stock units was the Company’s Class A common stock. The Consulting Agreement contains a customary release of claims on the part of Ms. Robinson, and is subject to a standard revocation period.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nerdy Inc.
(Registrant)

Date: March 10, 2023	By:	/s/ Christopher C. Swenson
Name: Christopher C. Swenson
Title: Chief Legal Officer and Corporate Secretary

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